Trade Receivables and Other Current Assets - Disclosure of Other Current Assets (Detail) - USD ($) $ in Thousands	Jun. 30, 2023	Dec. 31, 2022
Other Current Assets [abstract]
VAT receivables	$ 999	$ 1,140
Prepaid expenses and other prepayments	5,979	6,233
Tax and social receivables	63	1,166
Deferred expenses and other current assets	828	538
Total other current assets	$ 7,869	$ 9,078